TERMINATION AGREEMENT

THIS AGREEMENT made as of the 26th day of September, 2008,

BETWEEN:

NATION ENERGY INC., a body

corporate, having an office in the City of

Vancouver, in the Province of British Columbia,

(hereinafter called the "Nation")

- and -

ENCANA OIL & GAS PARTNERSHIP, a body

corporate, having an office in the City of

Calgary, in the Province of Alberta,

(hereinafter called the "EnCana")

WHEREAS a Joint Operating Agreement dated April 3, 2003, originally made among Nation
Energy Inc., High Point Resources Inc. and Olympia Energy Inc., (hereinafter called "the Agreement")
exists between the parties; and

WHEREAS by a Sate Agreement effective June 1, 2008 Nation assigned their entire interest to EnCana; and

NOW THEREFORE this agreement witnesseth that for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Nation and EnCana agree as follows:

1,

The Agreement is hereby terminated, effective June1, 2008.

IN WITNESS WHEREOF the parties hereto have executed this Agreement in accordance with their respective requirements for execution as of the date first above written.

NATION ENERGY INC.

ENCANA OIL & GAS PARTNERSHIP

“John R. Hislop”	“Steve Brown”

Steve Brown

Group Lead, A&D/Contracts

Canadian Foothills Division

C015628

TERMINATION AGREEMENT

THIS AGREEMENT made as of the 26th day of September, 2008.

BETWEEN:

NATION ENERGY INC., a body

corporate, having an office in the City of

Vancouver, in the Province of British Columbia,

(hereinafter called the "Nation")

-and -

NETCO ENERGY INC., a body

corporate, having an office in the City of

Vancouver, in the Province of British Columbia,

(hereinafter called the "Netco")

WHEREAS a Farmin Agreement dated January 1, 2007, originally made among Nation Energy

Inc. and Netco Energy Inc., (hereinafter called "the Agreement") exists between the parties; and

WHEREAS by a Sale Agreement effective June 1, 2008 Nation and Netco assigned their entire interest to EnCana; and

NOW THEREFORE this agreement witnesseth that for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Nation and Netco agree as follows:

1.

The Agreement is hereby terminated, effective June 1,2008.

IN WITNESS WHEREOF the parties hereto have executed this Agreement in accordance with their respective requirements for execution as of the date first above written.

NATION ENERGY INC.	NETCO ENERGY INC.
“John R. Hislop”	“Michael Schoen”